SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
August 4, 2005
Prentiss Properties Trust
(Exact Name of Registrant as Specified in Charter)

Maryland	1-14516	75-2661588
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
3890 W. Northwest Hwy., Suite 400
Dallas, Texas 75220
(Address and Zip Code of Principal Executive Offices)
(214) 654-0886
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02. Disclosure of Results of Operations and Financial Condition.
On August 4, 2005, we issued a press release announcing the sale of a mortgage note receivable and related adjustments to the results of operations of the Company for the quarter ended June 30, 2005. A copy of this press release is attached hereto as Exhibit 99.1.
The information disclosed under this Item 2.02, including Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description
*99.1	Press release of the Company dated August 4, 2005, announcing the sale of a mortgage note receivable and related adjustments to the results of operations of the Company for the quarter ended June 30, 2005.

*	Filed herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Prentiss Properties Trust
Date: August 4, 2005	By:	/s/ Gregory S. Imhoff
Gregory S. Imhoff
Senior Vice President and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of the Company dated August 4, 2005, announcing the sale of a mortgage note receivable and related adjustments to the results of operations of the Company for the quarter ended June 30, 2005.